Exhibit 10.4

DYNAMIC WORLDWIDE SOLAR ENERGY, LLC

1501 Broadway

25th Floor

New York, NY 10036

As of April 29, 2010

DayStar Technologies, Inc.

7373 Gateway Boulevard

Newark, CA 94560

Attention: Mr. Magnus Ryde,

    Chief Executive Officer

Dear Sirs and Madams:

Reference is made to the First Secured Convertible Promissory Note issued on April 29, 2010 (the “Note”) by you (the “Company”) to the undersigned (“DWSE”) in the principal sum of $650,000.00.

DWSE hereby agrees that Section 2(a) of the Note (which, as issued, permits the holder thereof, upon written notice to the Company, to convert all or any part of the Note into shares of the Company’s Common Stock at any time prior to the payment in full of the Note) is hereby amended, from and after the issuance thereof, to provide that the holder of the Note may not so convert all or any part of the Note until the date which is 150 days after the issuance thereof.

In connection with the aforesaid amendment, the Company agrees that Section 3(a) of the Note (which permits the Company to prepay the Note at any time after one month following the issuance thereof by giving the holder of the Note at least 30 days advance written notice of the Company’s intent to prepay the Note, whereupon such holder would have the right to convert all or any portion of the Note during such 30-day period) is hereby amended to permit the Company to prepay all or any part of the Note only after the date which is 150 days after the issuance thereof and then only by giving the holder of the Note at least 30 days advance written notice of the Company’s intent to prepay the Note, specifying the date on which such prepayment will be made, whereupon such holder shall have the right to convert all or any part of the Note on the date scheduled for such prepayment.

Please confirm the foregoing by signing a copy hereof and returning same to DWSE. Electronic and facsimile signatures hereon shall have the same legal effect as original signatures.

DayStar Technologies, Inc.

As of April 29, 2010

Very truly yours,

DYNAMIC WORLDWIDE SOLAR ENERGY, LLC

By:	/s/ Brad Zackson
Brad Zackson, Manager

The undersigned hereby confirms the

foregoing amendment to the Note

and agrees to be bound thereby:

DAYSTAR TECHNOLOGIES, INC.

By:	/s/ Magnus Ryde
Name:	Magnus Ryde
Title:	Chief Executive Officer